                                                                    EXHIBIT 99.3


                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR



         I, Lida Urbanek, hereby consent to the use, in the Registration Statement on Form S-4 of KLA Instruments Corporation (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.



                                                       /s/ Lida Urbanek
                                                       ------------------------
                                                           Lida Urbanek


         March 10, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR



         I, Jon D. Tompkins, hereby consent to the use, in the Registration Statement on Form S-4 of KLA Instruments Corporation (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.



                                                       /s/ Jon D. Tompkins
                                                       -----------------------
                                                           Jon D. Tompkins


         March 10, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR



         I, Dean O. Morton, hereby consent to the use, in the Registration Statement on Form S-4 of KLA Instruments Corporation (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.



                                                       /s/ Dean O. Morton
                                                       ------------------------
                                                           Dean O. Morton


         March 10, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR



         I, Richard J. Elkus, Jr., hereby consent to the use, in the Registration Statement on Form S-4 of KLA Instruments Corporation (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.



                                                  /s/ Richard J. Elkus, Jr.
                                                  ------------------------
                                                      Richard J. Elkus, Jr.


         March 10, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR



         I, James W. Bagley, hereby consent to the use, in the Registration Statement on Form S-4 of KLA Instruments Corporation (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.



                                                  /s/ James W. Bagley
                                                  ------------------------
                                                      James W. Bagley


         March 10, 1997